Klondex Continues to Extend High Grade Mineralization at Fire Creek’s Zeus Target, Including 1.65 opt Au over 35.0 ft; Company Schedules Announcement of 2017 Operating Results and 2018 Guidance

Vancouver, BC - January 25, 2018- Klondex Mines Ltd. (TSX: KDX; NYSE American: KLDX) (“Klondex” or the “Company”) is pleased to provide the final results of the 2017 surface exploration drill program on the Zeus target at its Fire Creek Mine (“Fire Creek”) located in northern Nevada, USA.

Surface Exploration Drilling Highlights: (TABLE 1)

•	FCC-0095: 1.65 opt Au over 35.0 ft, or 56.65 g/t over 10.7 m

◦	Including 16.05 opt Au over 2.3 ft, or 550.3 g/t over 0.7 m

◦	Including 6.52 opt Au over 1.2 ft, or 223.41 g/t over 0.4 m
and 0.41 opt Au over 3.4 ft, or 13.95 g/t over 1.0 m

•	FCC-0097: 0.14 opt Au over 15.8 ft, or 4.75 g/t over 4.8 m

•	FCC-0107: 0.16 opt Au over 15.0 ft, or 5.57 g/t over 4.6 m

Surface Exploration Drill Summary: (FIGURE 1)
Seven surface holes were drilled in 2017 totaling 9,868.5 ft (3,007.9 m). The final results from the last four holes of the drill program were recently received. The focus of this drill program was to infill and step out from last year’s drilling with the intent to develop a resource within this mineralized structural corridor. Klondex expects to release an updated resource estimate for Nevada operations during the first quarter of 2018.

Surface Exploration Drilling Key Points: (FIGURES 2 and 3)
This surface exploration drill program builds on results previously released in 2017 (reported in a press release dated November 15, 2017) and the 2016 exploration program which successfully tested a north-south geophysical anomaly located about 4,000 ft (1,219 m) northwest of the current mine workings. This drilling has identified a zone of high grade mineralization within the Zeus structural corridor, approximately 900 ft (274 m) in length and 400 ft (122 m) vertical. This high grade zone is within 400 ft (122 m) of surface and is open in all directions. Additional drilling is scheduled in 2018 as Klondex expects to continue to infill and extend this significant high grade mineralization.

Mr. Brian Morris, Senior Vice President, Exploration, said, “The final 2017 drill results continue to support the tremendous potential to expand the high grade resource in the Fire Creek District.” Mr. Morris elaborated, “In addition, we are seeing evidence of a halo of lower grade mineralization outside the high grade structures, similar to the Fire Creek open pit resource. Moreover, geophysics suggest that Zeus is part of a major 6,500 ft (1,981.2 m) structural corridor which we plan to continue to define along strike in 2018.”

2017 Operating Results and 2018 Guidance

Klondex will provide 2017 operating results and 2018 guidance metrics before the United States and Canada financial markets open on Wednesday, February 7, 2018. The Company will further discuss this information during its Investor Day meeting to take place the same day at 9:00 am Eastern Standard Time.

Assays were performed by American Assay Laboratories of Sparks, Nevada, as directed under the supervision of Klondex staff. This organization is an ISO 17025 accredited independent laboratory.

A description of the data verification methods, quality assurance program and quality control measures applied can be found in the technical report titled “Technical Report for the Fire Creek Project, Lander County, Nevada”, dated March 28, 2016 and with an effective date of June 30, 2015 which is available under the Company’s issuer profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Qualified Person
Scientific and technical information in this press release has been reviewed and approved by Brian Morris (AIPG CPG-11786), a "qualified person" within the meaning of NI 43-101.

TABLE 1

Results for last four holes of drill program:
Hole ID	Azi	Incl	TD	From	To	Length	Au Grade	Ag Grade	AuEq	TD	From	To	Length	Au Grade	Ag Grade	AuEq	Vein
			(ft)	(ft)	(ft)	(ft)	(Au oz/t)	(Ag oz/t)	(oz/t)	(m)	(m)	(m)	(m)	(Au g/t)	(Ag g/t)	(g/t)
FCC-0095	254	-57	1517.0	942.4	945.8	3.4	0.41	0.09	0.41	462.4	287.2	288.3	1.0	13.95	3.01	13.99	Structure 73 Splay
including				942.4	943.8	1.4	0.11	0.07	0.11		287.2	287.7	0.4	3.71	2.40	3.74
including				943.8	945.8	2.0	0.62	0.10	0.62		287.7	288.3	0.6	21.12	3.43	21.17
and				979.2	985.8	6.6	0.24	0.06	0.24		298.5	300.5	2.0	8.24	2.04	8.27	Structure 73 Splay
including				979.2	982.0	2.8	0.16	0.04	0.16		298.5	299.3	0.9	5.48	1.40	5.50
including				982.0	984.0	2.0	0.48	0.10	0.48		299.3	299.9	0.6	16.39	3.43	16.44
including				984.0	985.8	1.8	0.10	0.04	0.10		299.9	300.5	0.5	3.47	1.50	3.49
and				1012.0	1047.0	35.0	1.65	0.56	1.66		308.5	319.1	10.7	56.65	19.15	56.92	Structure 67
including				1012.0	1013.5	1.5	0.15	0.04	0.15		308.5	308.9	0.5	5.29	1.20	5.31
including				1013.5	1015.7	2.2	0.64	0.10	0.64		308.9	309.6	0.7	21.81	3.43	21.85
including				1015.7	1018.0	2.3	16.05	3.20	16.09		309.6	310.3	0.7	550.29	109.71	551.81
including				1018.0	1019.2	1.2	6.52	1.80	6.54		310.3	310.7	0.4	223.41	61.71	224.26
including				1019.2	1021.0	1.8	0.19	0.12	0.19		310.7	311.2	0.5	6.35	4.00	6.41
including				1021.0	1022.0	1.0	0.51	0.20	0.51		311.2	311.5	0.3	17.42	6.86	17.51
including				1022.0	1023.5	1.5	2.20	0.80	2.21		311.5	312.0	0.5	75.33	27.43	75.71
including				1023.5	1025.8	2.3	0.31	0.30	0.31		312.0	312.7	0.7	10.53	10.29	10.67
including				1025.8	1027.1	1.3	1.16	0.30	1.16		312.7	313.1	0.4	39.67	10.29	39.81
including				1027.1	1029.8	2.7	0.24	1.36	0.26		313.1	313.9	0.8	8.11	46.51	8.76
including				1029.8	1031.0	1.2	0.75	0.50	0.76		313.9	314.2	0.4	25.75	17.14	25.99
including				1031.0	1033.1	2.1	0.75	0.10	0.75		314.2	314.9	0.6	25.82	3.43	25.86
including				1033.1	1034.2	1.1	0.16	0.17	0.16		314.9	315.2	0.3	5.48	5.90	5.56
including				1034.2	1035.4	1.2	0.03	0.11	0.03		315.2	315.6	0.4	1.05	3.70	1.10
including				1035.4	1037.7	2.3	0.12	0.13	0.12		315.6	316.3	0.7	4.00	4.40	4.06
including				1037.7	1038.8	1.1	0.05	0.11	0.05		316.3	316.6	0.3	1.70	3.80	1.75
including				1038.8	1042.4	3.6	0.17	0.08	0.17		316.6	317.7	1.1	5.87	2.90	5.91
including				1042.4	1044.4	2.0	0.10	0.16	0.10		317.7	318.3	0.6	3.26	5.50	3.34
including				1044.4	1045.5	1.1	0.23	0.16	0.23		318.3	318.7	0.3	7.97	5.40	8.05
including				1045.5	1047.0	1.5	0.27	0.71	0.28		318.7	319.1	0.5	9.22	24.30	9.56
and				1062.0	1070.8	8.8	0.17	0.06	0.17		323.7	326.4	2.7	5.76	1.98	5.78	Structure 67 Splay
including				1062.0	1063.7	1.7	0.15	0.05	0.15		323.7	324.2	0.5	5.28	1.80	5.30
including				1063.7	1066.0	2.3	0.08	0.06	0.08		324.2	324.9	0.7	2.63	1.90	2.66
including				1066.0	1067.4	1.4	0.16	0.06	0.16		324.9	325.3	0.4	5.60	2.20	5.63
including				1067.4	1068.4	1.0	0.14	0.06	0.14		325.3	325.6	0.3	4.70	2.20	4.73
including				1068.4	1069.3	0.9	0.28	0.06	0.28		325.6	325.9	0.3	9.49	2.20	9.52
including				1069.3	1070.8	1.5	0.28	0.05	0.28		325.9	326.4	0.5	9.70	1.80	9.72
and				1157.0	1158.0	1.0	0.13	0.11	0.13		352.7	353.0	0.3	4.42	3.70	4.47	Structure 67 Splay

FCC-0097	236	-61	1594.5	1378.1	1393.9	15.8	0.14	0.22	0.14	486.0	420.0	424.9	4.8	4.75	7.70	4.86	Structure 67 Splay
including				1378.1	1379.4	1.3	0.20	0.18	0.20		420.0	420.4	0.4	6.74	6.10	6.83
including				1379.4	1381.0	1.6	0.13	0.35	0.13		420.4	420.9	0.5	4.41	12.10	4.58
including				1381.0	1382.3	1.3	0.25	0.29	0.25		420.9	421.3	0.4	8.56	9.90	8.70
including				1382.3	1385.0	2.7	0.14	0.33	0.14		421.3	422.1	0.8	4.70	11.30	4.86
including				1385.0	1386.7	1.7	0.16	0.38	0.17		422.1	422.7	0.5	5.63	13.10	5.81
including				1386.7	1387.9	1.2	0.12	0.13	0.12		422.7	423.0	0.4	4.11	4.40	4.17
including				1387.9	1389.6	1.7	0.03	0.07	0.03		423.0	423.6	0.5	1.16	2.50	1.19
including				1389.6	1390.4	0.8	0.05	0.11	0.05		423.6	423.8	0.2	1.83	3.80	1.88
including				1390.4	1392.0	1.6	0.16	0.14	0.16		423.8	424.3	0.5	5.33	4.70	5.40
including				1392.0	1392.8	0.8	0.18	0.16	0.18		424.3	424.5	0.2	6.12	5.50	6.20
including				1392.8	1393.9	1.1	0.11	0.11	0.11		424.5	424.9	0.3	3.70	3.80	3.75
and				1397.4	1409.2	11.8	0.10	0.25	0.11		425.9	429.5	3.6	3.53	8.40	3.64	Stucture 72 Splay
including				1397.4	1399.0	1.6	0.10	0.16	0.10		425.9	426.4	0.5	3.51	5.60	3.59
including				1399.0	1401.6	2.6	0.08	0.26	0.09		426.4	427.2	0.8	2.81	9.00	2.94
including				1401.6	1403.5	1.9	0.13	0.16	0.14		427.2	427.8	0.6	4.59	5.50	4.67
including				1403.5	1404.4	0.9	0.10	0.27	0.10		427.8	428.1	0.3	3.37	9.10	3.50
including				1404.4	1405.0	0.6	0.33	0.30	0.33		428.1	428.2	0.2	11.21	10.29	11.35
including				1405.0	1408.3	3.3	0.06	0.25	0.06		428.2	429.2	1.0	2.01	8.40	2.13
including				1408.3	1409.2	0.9	0.12	0.46	0.12		429.2	429.5	0.3	3.99	15.80	4.21
FCC-0098	254	-45	1181.0			No Significant Intercept				360.0			No Significant Intercept
FCC-0107	268	-54	1406.0	1056.0	1071.0	15.0	0.16	0.05	0.16	428.5	321.9	326.4	4.6	5.57	1.80	5.60	Structure 67
including				1056.0	1060.0	4.0	0.18	0.06	0.18		321.9	323.1	1.2	6.21	2.00	6.24
including				1060.0	1061.0	1.0	No Sample				323.1	323.4	0.3	No Sample
including				1061.0	1066.0	5.0	0.19	0.08	0.19		323.4	324.9	1.5	6.57	2.80	6.61
including				1066.0	1071.0	5.0	0.15	0.03	0.15		324.9	326.4	1.5	5.18	1.00	5.19
NOTES:
1) 0.1 oz/t AuEq reporting cut-off; AuEq calculated using $1,200 Au and $16.64 Ag (72.1 Au:Ag ratio)
2) Intercepts not adjusted for true width

FIGURE 1

FIGURE 1
2017 SURFACE DRILL OVERVIEW

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

KDX

640000
642000
644000
646000
770000
768000
766000
764000
Figure 2
Zeus
Plan of Operations Boundary
N
Portal
Production Vein
Modeled Vein
Drill Hole Trace
New Significant Assay (>0.1 opt Au)
Previously Released Significant Assay (>0.1 opt Au)
0
1000
2000
Feet

TSX KDX NYSE American: KLDX

FIGURE 2

FIGURE 2
ZEUS TARGET

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

640500
641000
769500
769000
768500
A'
A
N
Open
Open
FCC-0107
15.0 ft @ 0.16 opt Au
FCC-0068
17.1 ft @ 0.43 opt Au
Incl. 1.0 ft @ 3.92 opt Au
FCC-0092
14.0 ft @ 1.27 opt Au
Incl. 1.7 ft @ 8.25 opt Au
FCC-0097
15.8 ft @ 0.14 opt Au
FCC-0093
2.0 ft @ 2.03 opt Au
15.7 ft @ 0.18 opt Au
FCC-0095
35.0 ft @ 1.65 opt Au
Inc. 2.3 ft @ 16.05 opt Au
Inc. 1.2 ft @ 6.52 opt Au
FCC-0020
10.0 ft @ 0.53 opt Au
FCC-0065
5.0 ft @ 0.95 opt Au
Incl. 1.8 ft @ 2.36 opt Au
0
250
500
Feet
Modeled Vein
Drill Hole Trace
New Significant Assay (>0.1 opt Au)
Previously Released Significant Assay (>0.1 opt Au)

TSX KDX NYSE American: KLDX

1

FIGURE 3

FIGURE 3
ZEUS TARGET LONG SECTION

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

A
A'
Looking West
Surface
FCC-0092
14.0 ft @ 1.27 opt Au
Incl. 1.7 ft @ 8.25 opt Au
FCC-0020
10.0 ft @ 0.53 opt Au
Open
FCC-0068
17.1 ft @ 0.43 opt Au
Incl. 1.0 ft @ 3.92 opt Au
6000 L
FCC-0065
5.0 ft @ 0.95 opt Au
Incl. 1.8 ft @ 2.36 opt Au
FCC-0107
15.0 ft @ 0.16 opt Au
Open
Open
5500 L
Open
FCC-0097
15.8 ft @ 0.14 opt Au
FCC-0095
35.0 ft @ 1.65 opt Au
Inc. 2.3 ft @ 16.05 opt Au
Inc. 1.2 ft @ 6.52 opt Au
FCC-0093
2.0 ft @ 2.03 opt Au
15.7 ft @ 0.18 opt Au
0
250
500
Feet
768500 N
769000 N
769500 N
Drill Hole Trace
New Significant Assay (>0.1 opt Au)
Previously Released Significant Assay (>0.1 opt Au)

TSX KDX NYSE American: KLDX

About Klondex Mines Ltd. (www.klondexmines.com)
Klondex is a junior-tier gold and silver mining company focused on exploration, development, and production in a safe, environmentally responsible, and cost-effective manner. The Company has 100% interests in four producing mineral properties: the Fire Creek Mine, the Midas Mine and ore milling facility, the Hollister Mine, all of which are located in the state of Nevada, USA, and the True North Mine and mill in Manitoba, Canada. The Company also has a 100% interest in the Aurora mine and ore milling facility, also located in Nevada, USA.

Contact:
Mike Beckstead
Director, Investor Relations
O: 775-284-5757
M: 406-290-4165
mbeckstead@klondexmines.com

Cautionary Note Regarding Forward-looking Information
This news release contains certain information that may constitute forward-looking information or forward-looking statements under applicable Canadian and United States securities legislation (collectively, “forward-looking information”), including but not limited to the exploration potential at the Fire Creek Mine, expected gold recoveries, the potential of the drilling to increase resources, the timing of an updated mineral resource update and future exploration and production plans of Klondex. This forward-looking information entails various risks and uncertainties that are based on current expectations, and actual results may differ materially from those contained in such information. These uncertainties and risks include, but are not limited to, the strength of the global economy; the price of gold; operational, funding and liquidity risks; the degree to which mineral resource estimates are reflective of actual mineral resources; the degree to which mineral reserve estimates are reflective of actual mineral reserves; the degree to which factors which would make a mineral deposit commercially viable are present; the risks and hazards associated with underground operations; and the ability of Klondex to fund its substantial capital requirements and operations. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials filed with the securities regulatory authorities in Canada and United States available at www.sedar.com and www.sec.gov, respectively. Readers are urged to read these materials. Klondex assumes no obligation to update any forward-looking information or to update the reasons why actual results could differ from such information unless required by law.

Cautionary note to U.S. investors regarding estimates of measured, indicated and inferred resources and proven and probable reserves
The terms “mineral reserve”, “proven mineral reserve” and “probable mineral reserve” are Canadian mining terms as defined in accordance with Canadian National Instrument 43-101-Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)-CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended (“CIM Definition Standards”) These definitions differ from the definitions in the SEC Industry Guide 7 (“SEC Industry Guide 7”) under the Securities Act.

The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” are defined in, and required to be disclosed by NI 43-101for Canadian filers; however, these terms are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Investors are cautioned not to assume that all or any part of a mineral deposit in these categories will ever be converted into reserves. “Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all, or any part, of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable.